MongoDB Appoints Mark Porter to the Board of Directors

Cloud database veteran and former AWS & Oracle executive brings decades of database experience to MongoDB Board

mongoDB.

Company Release - 2/10/2020 9:00 AM ET

NEW YORK, Feb. 10, 2020 /PRNewswire/ -- MongoDB, Inc. (NASDAQ: MDB), the leading, modern, general purpose database platform, today announced it has appointed Mark Porter to its Board of Directors. Porter is currently the Chief Technology Officer of Grab, an on-demand transportation, food, package delivery, digital payments, and financial services company in Southeast Asia, and has been a pioneer in the database industry for decades.

Previously, Porter led many of Amazon Web Services' (AWS) database efforts including AWS Relational Database Service (RDS), Amazon Aurora and RDS for PostgreSQL, the AWS Database Migration Service and the AWS Schema Conversion Tool. Prior to Amazon, Porter held various roles including CTO of the Shared Learning Initiative at NewsCorp, Vice President of Engineering at Oracle Corporation, as well as working at NASA/JPL and being an early member of the Oracle Database Kernel group.

"There are few people that can match Mark's expertise around cloud computing, distributed systems, and database engineering at scale from both a supplier and customer perspective," said Dev Ittycheria, President & CEO of MongoDB. "As MongoDB continues to see rapid adoption of our global cloud database, Atlas, and our expanding data platform, Mark's unique insight and experience will be invaluable as we march towards our goal of making MongoDB the industry standard data platform for modern applications." Porter began his technology career at age 16 when he began coding professionally. He currently serves on the Board of Directors of Splyt, a global mobility company, and he holds a BS in Computer Science from Caltech. "I've had the fortunate experience of being both a supplier and a customer of innovative data technologies that can fundamentally transform a business. MongoDB's document model, expressive query language, and scalable architecture enable developers to innovate incredibly quickly to serve the most demanding use cases," said Porter. "As a result, MongoDB has seen wide adoption across millions of developers and commercial use by thousands of customers across almost every vertical industry. I'm pleased to join MongoDB's board to help Dev and the leadership team build the next great data platform company." About MongoDB MongoDB is the leading modern, general purpose database platform, designed to unleash the power of software and data for developers and the applications they build. Headquartered in New York, MongoDB has more than 15,900 customers in over 100 countries. The MongoDB database platform has been downloaded over 80 million times and there have been more than one million MongoDB University registrations. Investor Relations Brian Denyeau ICR for MongoDB 646-277-1251 ir@mongodb.com Media Relations Mark Wheeler MongoDB, North America

866-237-8815 x7186 communications@mongodb.com Forward-Looking Statements This press release includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning our future growth, the continued rapid adoption of MongoDB Atlas and our global cloud database, the potential of our offerings and our ability to become the industry standard for modern applications. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identi�ed by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "project," "will," "would" or the negative or plural of these words or similar expressions or variations. These forward-looking statements re�ect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as re�ected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and factors that are beyond our control including, without limitation: our limited operating history; our history of losses; failure of our database platform to satisfy customer demands; the effects of increased competition; our investments in new products and our ability to introduce new features, services or enhancements; our ability to effectively expand our sales and marketing organization; our ability to continue to build and maintain credibility with the developer community; our ability to add new customers or increase sales to our existing customers; our ability to maintain, protect, enforce and enhance our intellectual property; the growth and expansion of the market for database products and our ability to penetrate that market; our ability to integrate acquired businesses and technologies successfully or achieve the expected bene�ts of such acquisitions; our ability to maintain the security of our software and adequately address privacy concerns; our ability to manage our growth effectively and successfully recruit and retain additional highly-quali�ed personnel; the price volatility of our common stock; and those risks detailed from time-to-time under the caption "Risk Factors"

and elsewhere in our Securities and Exchange Commission ("SEC") �lings and reports, including our Annual Report on Form 10-K �led on April 1, 2019 and our Quarterly Report on Form 10-Q �led on December 10, 2019, as well as future �lings and reports by us. Except as required by law, we undertake no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise. SOURCE MongoDB, Inc. Related Links https://www.mongodb.com